UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)             March 22, 2007

j2 Global Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-25965 (Commission File Number)	51-0371142 (IRS Employer Identification No.)

6922 Hollywood Blvd.
Suite 500
Los Angeles, California  90028
(Address of principal executive offices)

(323) 860-9200
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 22, 2007, the Compensation Committee of the Board of Directors of j2 Global Communications, Inc. (the “Company”) unanimously recommended to the Board of Directors of the Company, and the Board approved that same day by a majority of independent directors, the following bonuses for the Company's reporting officers with respect to their fiscal 2006 performance:  Nehemia Zucker, co-President and Chief Operating Officer – $195,000; R. Scott Turicchi, Co-President and Chief Financial Officer – $158,000; Jeffrey D. Adelman, Vice President, General Counsel & Secretary – $86,000 and Greggory Kalvin, Chief Accounting Officer – $24,000.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

j2 Global Communications, Inc. (Registrant)

Date: March 26, 2007	By:	/s/ Jeffrey D. Adelman

Jeffrey D. Adelman Vice President, General Counsel and Secretary